                                                       EXHIBIT 99.9

                                                       MONTHLY OPERATING REPORT
------------------------------------------------
CASE  NAME: AMERICAN INTERNATIONAL TRAVEL, INC.
------------------------------------------------            ACCRUAL BASIS

------------------------------------------------
CASE  NUMBER: 400-42149-BJH-11                            02/13/95, RWD, 2/96
------------------------------------------------

------------------------------------------------
JUDGE: BARBARA J. HOUSER
------------------------------------------------

                             UNITED STATES BANKRUPTCY COURT

                                NORTHERN DISTRICT OF TEXAS

                                      SIXTH DIVISION

                                MONTHLY OPERATING REPORT

                              MONTH ENDING: JANUARY 31, 2001

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE  PARTY:

/s/ DREW KEITH                              Chief Financial Officer
--------------------------------       ----------------------------------------
ORIGINAL SIGNATURE  OF                      TITLE
RESPONSIBLE  PARTY

Drew Keith                                  2/20/2001
--------------------------------       ----------------------------------------
PRINTED NAME OF RESPONSIBLE                 DATE
PARTY

PREPARER:

/s/ JESSICA L. WILSON                        Chief Accounting Officer
--------------------------------       ----------------------------------------
ORIGINAL  SIGNATURE  OF                      TITLE
PREPARER

Jessica L. Wilson                            2/20/2001
--------------------------------       ----------------------------------------
PRINTED NAME OF PREPARER                     DATE

                                                      MONTHLY OPERATING REPORT
------------------------------------------------
CASE NAME: AMERICAN INTERNATIONAL TRAVEL, INC.              ACCRUAL BASIS-1
------------------------------------------------

------------------------------------------------
CASE  NUMBER: 400-42149-BJH-11                            02/13/95, RWD, 2/96
------------------------------------------------

------------------------------------------------------------------
COMPARATIVE  BALANCE  SHEET
-----------------------------------------------------------------------------------------------------------------------------
                                                   SCHEDULE                     MONTH              MONTH            MONTH
                                                                      -------------------------------------------------------
ASSETS                                              AMOUNT                   January 2001
-----------------------------------------------------------------------------------------------------------------------------
1.      UNRESTRICTED  CASH                          $ 64,520                   $      0                 $0               $0
----------------------------------------------------------------------------------------------------------------------------
2.      RESTRICTED  CASH                                                       $      0                 $0               $0
----------------------------------------------------------------------------------------------------------------------------
3.      TOTAL  CASH                                 $ 64,520                   $      0                 $0               $0
----------------------------------------------------------------------------------------------------------------------------
4.      ACCOUNTS  RECEIVABLE  (NET)                                            $      0                 $0               $0
----------------------------------------------------------------------------------------------------------------------------
5.      INVENTORY                                                              $      0                 $0               $0
----------------------------------------------------------------------------------------------------------------------------
6.      NOTES  RECEIVABLE                                                      $      0                 $0               $0
----------------------------------------------------------------------------------------------------------------------------
7.      PREPAID  EXPENSES                                                      $      0                 $0               $0
----------------------------------------------------------------------------------------------------------------------------
8.      OTHER  (ATTACH  LIST)                                                 ($439,539)                $0               $0
----------------------------------------------------------------------------------------------------------------------------
9.      TOTAL  CURRENT  ASSETS                      $ 64,520                  ($439,539)                $0               $0
============================================================================================================================
10.     PROPERTY,  PLANT  &  EQUIPMENT                                         $      0                 $0               $0
----------------------------------------------------------------------------------------------------------------------------
11.     LESS:  ACCUMULATED
        DEPRECIATION / DEPLETION                                               $      0                 $0               $0
----------------------------------------------------------------------------------------------------------------------------
12.     NET  PROPERTY,  PLANT  &
        EQUIPMENT                                   $      0                   $      0                 $0               $0
============================================================================================================================
13.     DUE FROM INSIDERS                                                      $      0                 $0               $0
----------------------------------------------------------------------------------------------------------------------------
14.     OTHER  ASSETS  -  NET  OF
        AMORTIZATION  (ATTACH  LIST)                                           $      0                 $0               $0
----------------------------------------------------------------------------------------------------------------------------
15.     OTHER (ATTACH LIST)                                                    $      0                 $0               $0
----------------------------------------------------------------------------------------------------------------------------
16.     TOTAL ASSETS                                $ 64,520                  ($439,539)                $0               $0
============================================================================================================================
POSTPETITION  LIABILITIES
----------------------------------------------------------------------------------------------------------------------------
17.     ACCOUNTS  PAYABLE                                                      $      0                 $0               $0
----------------------------------------------------------------------------------------------------------------------------
18.     TAXES  PAYABLE                                                         $      0                 $0               $0
----------------------------------------------------------------------------------------------------------------------------
19.     NOTES  PAYABLE                                                         $      0                 $0               $0
----------------------------------------------------------------------------------------------------------------------------
20.     PROFESSIONAL  FEES                                                     $      0                 $0               $0
----------------------------------------------------------------------------------------------------------------------------
21.     SECURED  DEBT                                                          $      0                 $0               $0
----------------------------------------------------------------------------------------------------------------------------
22.     OTHER  (ATTACH  LIST)                                                  $      0                 $0               $0
----------------------------------------------------------------------------------------------------------------------------
23.     TOTAL  POSTPETITION
        LIABILITIES                                                            $      0                 $0               $0
----------------------------------------------------------------------------------------------------------------------------
PREPETITION  LIABILITIES
-------------------------------------------------------------------------------------------------------------------
24.     SECURED  DEBT                                                          $      0                 $0               $0
----------------------------------------------------------------------------------------------------------------------------
25.     PRIORITY  DEBT                              $ 16,503                   $      0                 $0               $0
----------------------------------------------------------------------------------------------------------------------------
26.     UNSECURED  DEBT                             $513,635                   ($84,891)                $0               $0
----------------------------------------------------------------------------------------------------------------------------
27.     OTHER (ATTACH LIST)                                                    $      0                 $0               $0
----------------------------------------------------------------------------------------------------------------------------
28.     TOTAL  PREPETITION  LIABILITIES             $530,138                   ($84,891)                $0               $0
============================================================================================================================
29.     TOTAL LIABILITIES                           $530,138                   ($84,891)                $0               $0
============================================================================================================================
EQUITY
----------------------------------------------------------------------------------------------------------------------------
30.     PREPETITION  OWNERS'  EQUITY                                          ($359,163)                $0               $0
----------------------------------------------------------------------------------------------------------------------------
31.     POSTPETITION  CUMULATIVE
        PROFIT  OR  (LOSS)                                                     $  4,515                 $0               $0
----------------------------------------------------------------------------------------------------------------------------
32.     DIRECT  CHARGES  TO  EQUITY
        (ATTACH  EXPLANATION)
----------------------------------------------------------------------------------------------------------------------------
33.     TOTAL  EQUITY                               $      0                  ($354,648)                $0               $0
============================================================================================================================
34.     TOTAL  LIABILITIES  &
        OWNERS'  EQUITY                             $530,138                  ($439,539)                $0               $0
============================================================================================================================

                                                   MONTHLY OPERATING REPORT

------------------------------------------------
CASE NAME: AMERICAN INTERNATIONAL TRAVEL, INC.       ACCRUAL BASIS-2
------------------------------------------------

------------------------------------------------
CASE  NUMBER: 400-42149-BJH-11                      02/13/95, RWD, 2/96
------------------------------------------------

----------------------------------------------------------
INCOME STATEMENT
------------------------------------------------------------------------------------------------------
                                                       MONTH          MONTH       MONTH        QUARTER
                                                   ---------------------------------------------------
REVENUES                                            January 2001                                 TOTAL
------------------------------------------------------------------------------------------------------
1.     GROSS  REVENUES                                     $0            $0          $0            $0
------------------------------------------------------------------------------------------------------
2.     LESS:  RETURNS & DISCOUNTS                          $0            $0          $0            $0
------------------------------------------------------------------------------------------------------
3.     NET  REVENUE                                        $0            $0          $0            $0
------------------------------------------------------------------------------------------------------
COST  OF  GOODS  SOLD
------------------------------------------------------------------------------------------------------
4.     MATERIAL                                            $0            $0          $0            $0
------------------------------------------------------------------------------------------------------
5.     DIRECT  LABOR                                       $0            $0          $0            $0
------------------------------------------------------------------------------------------------------
6.     DIRECT  OVERHEAD                                    $0            $0          $0            $0
------------------------------------------------------------------------------------------------------
7.     TOTAL  COST  OF  GOODS  SOLD                        $0            $0          $0            $0
======================================================================================================
8.     GROSS  PROFIT                                       $0            $0          $0            $0
------------------------------------------------------------------------------------------------------
OPERATING  EXPENSES
------------------------------------------------------------------------------------------------------
9.     OFFICER / INSIDER  COMPENSATION                     $0            $0          $0            $0
------------------------------------------------------------------------------------------------------
10.    SELLING  &  MARKETING                               $0            $0          $0            $0
------------------------------------------------------------------------------------------------------
11.    GENERAL & ADMINISTRATIVE                            $0            $0          $0            $0
------------------------------------------------------------------------------------------------------
12.    RENT  &  LEASE                                      $0            $0          $0            $0
------------------------------------------------------------------------------------------------------
13.    OTHER (ATTACH LIST)                                 $0            $0          $0            $0
------------------------------------------------------------------------------------------------------
14.    TOTAL  OPERATING  EXPENSES                          $0            $0          $0            $0
======================================================================================================
15.    INCOME  BEFORE  NON-OPERATING
       INCOME & EXPENSE                                    $0            $0          $0            $0
------------------------------------------------------------------------------------------------------
OTHER  INCOME  &  EXPENSES
------------------------------------------------------------------------------------------------------
16.    NON-OPERATING INCOME (ATT.  LIST)                   $0            $0          $0            $0
------------------------------------------------------------------------------------------------------
17.    NON-OPERATING EXPENSE (ATT.  LIST)                  $0            $0          $0            $0
------------------------------------------------------------------------------------------------------
18.    INTEREST  EXPENSE                                   $0            $0          $0            $0
------------------------------------------------------------------------------------------------------
19.    DEPRECIATION / DEPLETION                            $0            $0          $0            $0
------------------------------------------------------------------------------------------------------
20.    AMORTIZATION                                        $0            $0          $0            $0
------------------------------------------------------------------------------------------------------
21.    OTHER (ATTACH LIST)                                 $0            $0          $0            $0
------------------------------------------------------------------------------------------------------
22.    NET  OTHER INCOME & EXPENSES                        $0            $0          $0            $0
------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
------------------------------------------------------------------------------------------------------
23.    PROFESSIONAL  FEES                                  $0            $0          $0            $0
------------------------------------------------------------------------------------------------------
24.    U.S.  TRUSTEE  FEES                                 $0            $0          $0            $0
------------------------------------------------------------------------------------------------------
25.    OTHER (ATTACH LIST)                                 $0            $0          $0            $0
------------------------------------------------------------------------------------------------------
26.    TOTAL  REORGANIZATION  EXPENSES                     $0            $0          $0            $0
======================================================================================================
27.    INCOME  TAX                                         $0            $0          $0            $0
======================================================================================================
28.    NET  PROFIT  (LOSS)                                 $0            $0          $0            $0
======================================================================================================

                                                    MONTHLY OPERATING REPORT
------------------------------------------------
CASE NAME: AMERICAN INTERNATIONAL TRAVEL, INC.         ACCRUAL BASIS-3
------------------------------------------------

------------------------------------------------
CASE  NUMBER: 400-42149-BJH-11                         02/13/95, RWD, 2/96
------------------------------------------------

-----------------------------------------------------------------------------------------------------------
CASH  RECEIPTS  AND                                       MONTH          MONTH         MONTH        QUARTER
                                                -----------------------------------------------------------
DISBURSEMENTS                                          January 2001                                   TOTAL
-----------------------------------------------------------------------------------------------------------
1.     CASH - BEGINNING  OF  MONTH                            $0            $0            $0            $0
-----------------------------------------------------------------------------------------------------------
RECEIPTS  FROM  OPERATIONS
-----------------------------------------------------------------------------------------------------------
2.     CASH  SALES                                            $0            $0            $0            $0
-----------------------------------------------------------------------------------------------------------
COLLECTION  OF  ACCOUNTS  RECEIVABLE
-----------------------------------------------------------------------------------------------------------
3.     PREPETITION                                            $0            $0            $0            $0
-----------------------------------------------------------------------------------------------------------
4.     POSTPETITION                                           $0            $0            $0            $0
-----------------------------------------------------------------------------------------------------------
5.     TOTAL  OPERATING  RECEIPTS                             $0            $0            $0            $0
-----------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
-----------------------------------------------------------------------------------------------------------
6.     LOANS  &  ADVANCES  (ATTACH  LIST)                     $0            $0            $0            $0
-----------------------------------------------------------------------------------------------------------
7.     SALE  OF  ASSETS                                       $0            $0            $0            $0
-----------------------------------------------------------------------------------------------------------
8.     OTHER  (ATTACH  LIST)                                  $0            $0            $0            $0
-----------------------------------------------------------------------------------------------------------
9.     TOTAL  NON-OPERATING  RECEIPTS                         $0            $0            $0            $0
===========================================================================================================
10.    TOTAL  RECEIPTS                                        $0            $0            $0            $0
===========================================================================================================
11.    TOTAL  CASH  AVAILABLE                                 $0            $0            $0            $0
-----------------------------------------------------------------------------------------------------------
OPERATING  DISBURSEMENTS
-----------------------------------------------------------------------------------------------------------
12.    NET  PAYROLL                                           $0            $0            $0            $0
-----------------------------------------------------------------------------------------------------------
13.    PAYROLL TAXES PAID                                     $0            $0            $0            $0
-----------------------------------------------------------------------------------------------------------
14.    SALES,  USE  &  OTHER  TAXES  PAID                     $0            $0            $0            $0
-----------------------------------------------------------------------------------------------------------
15.    SECURED / RENTAL / LEASES                              $0            $0            $0            $0
-----------------------------------------------------------------------------------------------------------
16.    UTILITIES                                              $0            $0            $0            $0
-----------------------------------------------------------------------------------------------------------
17.    INSURANCE                                              $0            $0            $0            $0
-----------------------------------------------------------------------------------------------------------
18.    INVENTORY  PURCHASES                                   $0            $0            $0            $0
-----------------------------------------------------------------------------------------------------------
19.    VEHICLE  EXPENSES                                      $0            $0            $0            $0
-----------------------------------------------------------------------------------------------------------
20.    TRAVEL                                                 $0            $0            $0            $0
-----------------------------------------------------------------------------------------------------------
21.    ENTERTAINMENT                                          $0            $0            $0            $0
-----------------------------------------------------------------------------------------------------------
22.    REPAIRS  &  MAINTENANCE                                $0            $0            $0            $0
-----------------------------------------------------------------------------------------------------------
23.    SUPPLIES                                               $0            $0            $0            $0
-----------------------------------------------------------------------------------------------------------
24.    ADVERTISING                                            $0            $0            $0            $0
-----------------------------------------------------------------------------------------------------------
25.    OTHER  (ATTACH  LIST)                                  $0            $0            $0            $0
-----------------------------------------------------------------------------------------------------------
26.    TOTAL  OPERATING  DISBURSEMENTS                        $0            $0            $0            $0
-----------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
-----------------------------------------------------------------------------------------------------------
27.    PROFESSIONAL  FEES                                     $0            $0            $0            $0
-----------------------------------------------------------------------------------------------------------
28.    U.S.  TRUSTEE  FEES                                    $0            $0            $0            $0
-----------------------------------------------------------------------------------------------------------
29.    OTHER  (ATTACH  LIST)                                  $0            $0            $0            $0
-----------------------------------------------------------------------------------------------------------
30.    TOTAL  REORGANIZATION  EXPENSES                        $0            $0            $0            $0
===========================================================================================================
31.    TOTAL  DISBURSEMENTS                                   $0            $0            $0            $0
===========================================================================================================
32.    NET  CASH  FLOW                                        $0            $0            $0            $0
===========================================================================================================
33.    CASH - END OF MONTH                                    $0            $0            $0            $0
===========================================================================================================

                                                      MONTHLY OPERATING REPORT
------------------------------------------------
CASE NAME: AMERICAN INTERNATIONAL TRAVEL, INC.           ACCRUAL BASIS-4
------------------------------------------------

------------------------------------------------
CASE  NUMBER: 400-42149-BJH-11                          02/13/95, RWD, 2/96
------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                             SCHEDULE       MONTH          MONTH      MONTH
                                                                       -------------------------------------
ACCOUNTS  RECEIVABLE  AGING                                   AMOUNT     January 2001
------------------------------------------------------------------------------------------------------------
1.      0-30                                                      $0           $0             $0         $0
------------------------------------------------------------------------------------------------------------
2.      31-60                                                     $0           $0             $0         $0
------------------------------------------------------------------------------------------------------------
3.      61-90                                                     $0           $0             $0         $0
------------------------------------------------------------------------------------------------------------
4.      91+                                                       $0           $0             $0         $0
============================================================================================================
5.      TOTAL  ACCOUNTS  RECEIVABLE                               $0           $0             $0         $0
------------------------------------------------------------------------------------------------------------
6.      AMOUNT  CONSIDERED  UNCOLLECTIBLE                         $0           $0             $0         $0
============================================================================================================
7.      ACCOUNTS  RECEIVABLE  (NET)                               $0           $0             $0         $0
============================================================================================================

-------------------------------------------------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES              MONTH:      January 2001
                                                     --------------------------

-------------------------------------------------------------------------------------------------------------------
                                                  0-30          31-60           61-90            91+
TAXES  PAYABLE                                    DAYS          DAYS            DAYS             DAYS         TOTAL
-------------------------------------------------------------------------------------------------------------------
1.      FEDERAL                                    $0            $0              $0               $0            $0
-------------------------------------------------------------------------------------------------------------------
2.      STATE                                      $0            $0              $0               $0            $0
-------------------------------------------------------------------------------------------------------------------
3.      LOCAL                                      $0            $0              $0               $0            $0
-------------------------------------------------------------------------------------------------------------------
4.      OTHER (ATTACH LIST)                        $0            $0              $0               $0            $0
===================================================================================================================
5.      TOTAL  TAXES  PAYABLE                      $0            $0              $0               $0            $0
===================================================================================================================
6.      ACCOUNTS  PAYABLE                          $0            $0              $0               $0            $0
-------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------
STATUS OF POSTPETITION TAXES                        MONTH:      January 2001
                                                ------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                     BEGINNING                AMOUNT                        ENDING
                                                        TAX                WITHHELD AND/        AMOUNT        TAX
FEDERAL                                             LIABILITY*              0R ACCRUED           PAID      LIABILITY
-------------------------------------------------------------------------------------------------------------------
1.      WITHHOLDING**                                              $0               $0            $0            $0
-------------------------------------------------------------------------------------------------------------------
2.      FICA-EMPLOYEE**                                            $0               $0            $0            $0
-------------------------------------------------------------------------------------------------------------------
3.      FICA-EMPLOYER**                                            $0               $0            $0            $0
-------------------------------------------------------------------------------------------------------------------
4.      UNEMPLOYMENT                                               $0               $0            $0            $0
-------------------------------------------------------------------------------------------------------------------
5.      INCOME                                                     $0               $0            $0            $0
-------------------------------------------------------------------------------------------------------------------
6.      OTHER (ATTACH LIST)                                        $0               $0            $0            $0
===================================================================================================================
7.      TOTAL  FEDERAL  TAXES                                      $0               $0            $0            $0
===================================================================================================================
STATE  AND  LOCAL
-------------------------------------------------------------------------------------------------------------------
8.      WITHHOLDING                                                $0               $0            $0            $0
-------------------------------------------------------------------------------------------------------------------
9.      SALES                                                      $0               $0            $0            $0
-------------------------------------------------------------------------------------------------------------------
10.     EXCISE                                                     $0               $0            $0            $0
-------------------------------------------------------------------------------------------------------------------
11.     UNEMPLOYMENT                                               $0               $0            $0            $0
-------------------------------------------------------------------------------------------------------------------
12.     REAL  PROPERTY                                             $0               $0            $0            $0
-------------------------------------------------------------------------------------------------------------------
13.     PERSONAL  PROPERTY                                         $0               $0            $0            $0
-------------------------------------------------------------------------------------------------------------------
14.     OTHER (ATTACH LIST)                                        $0               $0            $0            $0
===================================================================================================================
15.     TOTAL  STATE  &  LOCAL                                     $0               $0            $0            $0
===================================================================================================================
16.     TOTAL  TAXES                                               $0               $0            $0            $0
===================================================================================================================

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                      MONTHLY OPERATING REPORT
------------------------------------------------
CASE NAME: AMERICAN INTERNATIONAL TRAVEL, INC.            ACCRUAL BASIS-5
------------------------------------------------

------------------------------------------------
CASE  NUMBER: 400-42149-BJH-11                          02/13/95, RWD, 2/96
------------------------------------------------


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                         MONTH: January 2001
                                                  -----------------------------

-------------------------------------------------------------
BANK  RECONCILIATIONS                                            Account #1        Account #2       Account #3
--------------------------------------------------------------------------------------------------------------
A.          BANK:                                                 N/A
--------------------------------------------------------------------------------------------------------------
B.           ACCOUNT  NUMBER:                                                                                      TOTAL
--------------------------------------------------------------------------------------------------------------
C.           PURPOSE  (TYPE):
-----------------------------------------------------------------------------------------------------------------------------
1.      BALANCE  PER  BANK  STATEMENT                                    $0
-----------------------------------------------------------------------------------------------------------------------------
2.      ADD:  TOTAL  DEPOSITS  NOT  CREDITED                             $0
-----------------------------------------------------------------------------------------------------------------------------
3.      SUBTRACT:  OUTSTANDING  CHECKS                                   $0
-----------------------------------------------------------------------------------------------------------------------------
4.      OTHER  RECONCILING  ITEMS                                        $0
-----------------------------------------------------------------------------------------------------------------------------
5.      MONTH  END  BALANCE  PER  BOOKS                                  $0               $0               $0             $0
-----------------------------------------------------------------------------------------------------------------------------
6.      NUMBER  OF  LAST  CHECK  WRITTEN
-----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------
INVESTMENT ACCOUNTS
----------------------------------------------------------------------------------------------------------------------------
                                                     DATE OF                 TYPE OF                PURCHASE         CURRENT
BANK,  ACCOUNT  NAME  &  NUMBER                     PURCHASE               INSTRUMENT                 PRICE           VALUE
----------------------------------------------------------------------------------------------------------------------------
7.      N/A
----------------------------------------------------------------------------------------------------------------------------
8.      N/A
----------------------------------------------------------------------------------------------------------------------------
9.      N/A
----------------------------------------------------------------------------------------------------------------------------
10.     N/A
----------------------------------------------------------------------------------------------------------------------------
11.     TOTAL  INVESTMENTS                                                                                 $0            $0
----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------
CASH
----------------------------------------------------------------------------------------------------------------------------
12.     CURRENCY ON HAND                                                                                                 $0
----------------------------------------------------------------------------------------------------------------------------
13.     TOTAL  CASH  -  END  OF MONTH                                                                                    $0
----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                       MONTHLY OPERATING REPORT
------------------------------------------------
CASE NAME: AMERICAN INTERNATIONAL TRAVEL, INC.            ACCRUAL BASIS-6
------------------------------------------------

------------------------------------------------
CASE  NUMBER: 400-42149-BJH-11                            02/13/95, RWD, 2/96
------------------------------------------------

                                             MONTH:               January 2001
                                          -------------------------------------

-------------------------------------------------------------------------------
PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS
-------------------------------------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID
TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

----------------------------------------------------------------------------------------------------------
                                                INSIDERS
----------------------------------------------------------------------------------------------------------
                                       TYPE OF                     AMOUNT                 TOTAL PAID
              NAME                     PAYMENT                      PAID                    TO DATE
----------------------------------------------------------------------------------------------------------
1.   N/A
----------------------------------------------------------------------------------------------------------
2.   N/A
----------------------------------------------------------------------------------------------------------
3.   N/A
----------------------------------------------------------------------------------------------------------
4.   N/A
----------------------------------------------------------------------------------------------------------
5.   N/A
----------------------------------------------------------------------------------------------------------
6.   TOTAL  PAYMENTS
     TO  INSIDERS                                                                  $0                  $0
----------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                  PROFESSIONALS
--------------------------------------------------------------------------------------------------------------------------
                                    DATE OF COURT                                                           TOTAL
                                  ORDER AUTHORIZING         AMOUNT            AMOUNT       TOTAL PAID      INCURRED
                   NAME                PAYMENT             APPROVED            PAID         TO DATE       & UNPAID *
--------------------------------------------------------------------------------------------------------------------------
1.   N/A
--------------------------------------------------------------------------------------------------------------------------
2.   N/A
--------------------------------------------------------------------------------------------------------------------------
3.   N/A
--------------------------------------------------------------------------------------------------------------------------
4.   N/A
--------------------------------------------------------------------------------------------------------------------------
5.   N/A
--------------------------------------------------------------------------------------------------------------------------
6.   TOTAL  PAYMENTS
     TO  PROFESSIONALS                                            $0             $0             $0           $0
--------------------------------------------------------------------------------------------------------------------------

*  INCLUDE  ALL  FEES  INCURRED,  BOTH  APPROVED  AND  UNAPPROVED

-------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
-------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                  SCHEDULED                 AMOUNTS
                                                   MONTHLY                   PAID                TOTAL
                                                  PAYMENTS                  DURING               UNPAID
                   NAME OF CREDITOR                  DUE                     MONTH            POSTPETITION
---------------------------------------------------------------------------------------------------------------
1.   N/A
---------------------------------------------------------------------------------------------------------------
2.   N/A
---------------------------------------------------------------------------------------------------------------
3.   N/A
---------------------------------------------------------------------------------------------------------------
4.   N/A
---------------------------------------------------------------------------------------------------------------
5.   N/A
---------------------------------------------------------------------------------------------------------------
6.   TOTAL                                                $0                  $0                   $0
---------------------------------------------------------------------------------------------------------------

                                                      MONTHLY OPERATING REPORT
------------------------------------------------
CASE NAME: AMERICAN INTERNATIONAL TRAVEL, INC.             ACCRUAL  BASIS-7
------------------------------------------------

------------------------------------------------
CASE  NUMBER: 400-42149-BJH-11                           02/13/95, RWD, 2/96
------------------------------------------------

                                                     MONTH:       January 2001
                                                    ---------------------------

-------------------------------------------------
QUESTIONNAIRE
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                  YES                NO
--------------------------------------------------------------------------------------------------------------------------------
1.     HAVE  ANY  ASSETS  BEEN  SOLD  OR  TRANSFERRED  OUTSIDE
       THE  NORMAL  COURSE  OF  BUSINESS  THIS  REPORTING  PERIOD?                                                   X
--------------------------------------------------------------------------------------------------------------------------------
2.     HAVE  ANY  FUNDS  BEEN  DISBURSED  FROM  ANY  ACCOUNT
       OTHER  THAN  A  DEBTOR  IN  POSSESSION  ACCOUNT?                                                              X
--------------------------------------------------------------------------------------------------------------------------------
3.     ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR
       LOANS) DUE  FROM RELATED PARTIES?                                                                             X
--------------------------------------------------------------------------------------------------------------------------------
4.     HAVE  ANY  PAYMENTS  BEEN  MADE  ON  PREPETITION  LIABILITIES
       THIS REPORTING PERIOD?                                                                                        X
--------------------------------------------------------------------------------------------------------------------------------
5.     HAVE  ANY  POSTPETITION  LOANS  BEEN  RECEIVED BY THE
       DEBTOR FROM ANY PARTY?                                                                                        X
--------------------------------------------------------------------------------------------------------------------------------
6.     ARE  ANY  POSTPETITION  PAYROLL  TAXES  PAST  DUE?                                                            X
--------------------------------------------------------------------------------------------------------------------------------
7.     ARE  ANY  POSTPETITION  STATE  OR  FEDERAL  INCOME  TAXES
       PAST  DUE?                                                                                                    X
--------------------------------------------------------------------------------------------------------------------------------
8.     ARE  ANY  POSTPETITION  REAL  ESTATE  TAXES  PAST  DUE?                                                       X
--------------------------------------------------------------------------------------------------------------------------------
9.     ARE  ANY OTHER POSTPETITION  TAXES  PAST  DUE?                                                                X
--------------------------------------------------------------------------------------------------------------------------------
10.    ARE  ANY  AMOUNTS  OWED  TO  POSTPETITION  CREDITORS
       DELINQUENT?                                                                                                   X
--------------------------------------------------------------------------------------------------------------------------------
11.    HAVE  ANY  PREPETITION  TAXES  BEEN  PAID  DURING  THE
       REPORTING PERIOD?                                                                                             X
--------------------------------------------------------------------------------------------------------------------------------
12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                                               X
--------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
-------------------------------------------------------------------------------

-------------------------------------------------
INSURANCE
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 YES                NO
-------------------------------------------------------------------------------------------------------------------------------
1.     ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
       NECESSARY INSURANCE COVERAGES IN EFFECT?                                                   X
-------------------------------------------------------------------------------------------------------------------------------
2.     ARE  ALL  PREMIUM  PAYMENTS  PAID  CURRENT?                                                X
-------------------------------------------------------------------------------------------------------------------------------
3.     PLEASE  ITEMIZE  POLICIES  BELOW.
-------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                            INSTALLMENT  PAYMENTS
---------------------------------------------------------------------------------------------------------------------------
            TYPE  OF                                                                             PAYMENT AMOUNT
             POLICY                           CARRIER               PERIOD COVERED                 & FREQUENCY
---------------------------------------------------------------------------------------------------------------------------
       Please see Case # 00-42141-BJH-11
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

CASE NAME: AMERICAN INTERNATIONAL TRAVEL, INC.

CASE  NUMBER: 400-42149-BJH-11

DETAILS OF OTHER ITEMS

ACCRUAL BASIS-1                                           January 2001

8.    OTHER  (ATTACH  LIST)                                 (439,539)  Reported
                                               ----------------------
           Intercompany Settlements                              882
           A/R KH International                             (246,860)
           CDI Inter-divisional Balancing                   (196,142)
           CDI - Debit/Credit Transfer                         2,581
                                               ----------------------
                                                            (439,539)  Detail
                                               ----------------------
                                                                 -     Difference

------------------------------------------------
CASE  NAME: AMERICAN INTERNATIONAL TRAVEL, INC.           FOOTNOTES SUPPLEMENT
------------------------------------------------

------------------------------------------------
CASE  NUMBER: 400-42149-BJH-11                              ACCRUAL BASIS

------------------------------------------------

                                              MONTH:               January 2001
                                             -----------------------------------

-----------------------------------------------------------------------------------------------------------------
ACCRUAL BASIS FORM NUMBER    LINE NUMBER                          FOOTNOTE / EXPLANATION
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
          6                                All Professional fees related to the Reorganization of the
-----------------------------------------------------------------------------------------------------------------
                                             Company are disbursed out of Kitty Hawk, Inc. (Parent
-----------------------------------------------------------------------------------------------------------------
                                             Company). Refer to Case # 400-42141
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
          7                                All insurance plans related to the Company are carried
-----------------------------------------------------------------------------------------------------------------
                                             at Kitty Hawk, Inc. (Parent Company). Refer to Case #
-----------------------------------------------------------------------------------------------------------------
                                             400-42141.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
         General                           This operation closed in May of 2000. Costs incurred to date
-----------------------------------------------------------------------------------------------------------------
                                              may consisted of costs associated with shut down
-----------------------------------------------------------------------------------------------------------------
                                              procedures as well as wrapping up final billings.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
          3                      28        All payments are made by Kitty Hawk, Inc. (Case #400-42141)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------